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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2005

                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)


         Delaware                     0-21428                13-3464527
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)           Identification No.)


    175 Derby Street, Suite 36,  Hingham, Massachusetts       02043-5048
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (781) 741-5175

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          (Former name or former address, if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The following information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

          On April 6, 2005, Occupational Health + Rehabilitation Inc issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press release issued by Occupational Health + Rehabilitation Inc dated April 6, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  OCCUPATIONAL HEALTH +
                                                  REHABILITATION INC
                                                  (Registrant)


Date: April 8, 2005 By:


                                                  /s/ John C. Garbarino
                                                  ----------------------
                                                  John C. Garbarino
                                                  President and
                                                  Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit  No.  Description
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99.1          Press release issued by Occupational Health + Rehabilitation Inc dated April 6, 2005